UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2013

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway, Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(978) 630-1800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

Settlement Agreement with Special Situations Fund III QP, L.P. and Special Situations Private Equity Fund, L.P.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 24, 2013, we received a demand letter from two of our stockholders, Special Situations Fund III QP, L.P. and Special Situations Private Equity Fund, L.P. (along with Special Situations Fund III QP, L.P., “Special Situations”) on January 17, 2013. The letter alleged that we failed to maintain a current registration statement for the sale of stock purchased by Special Situations pursuant to registration rights agreements entered into with us in February 1, 2007 and June 25, 2008, and sought prompt payment of $719,100 as liquidated damages and an amendment to the terms of certain warrants purchased in 2008. A registration statement covering the shares in question is currently effective.

On February 12, 2013, we entered into a settlement agreement with Special Situations (the “Settlement Agreement”). Without agreeing to the alleged damages, we entered into this settlement in order to resolve the claim without requiring a cash payment or extended distraction of our resources away from operational activities. Under the terms of the Settlement Agreement, Special Situations agreed to forego their claims for cash damages. We agreed to: (a) issue an aggregate of (i) 350,000 shares of our common stock, and (ii) warrants to purchase an aggregate of 350,000 shares of our common stock (the “Securities”), and (b) amend the expiration date of the warrants issued to Special Situations in conjunction with our June 25, 2008 private placement (the “2008 Warrants”), as payment in full of the alleged damages sought by Special Situations. The expiration date of the 2008 Warrants shall be amended from June 25, 2015 to May 11, 2017. The new warrants to be issued in connection with the Settlement Agreement will have an exercise price of $1.50 per share, subject to adjustment, will expire three years from February 12, 2013, and are exercisable in whole or in part, at any time prior to expiration.

In conjunction with the Settlement Agreement, we also entered into a registration rights agreement dated February 12, 2013 with Special Situations, whereby we are obligated to register the resale by Special Situations of the Securities, consisting of 350,000 shares of our common stock and the 350,000 shares of our common stock underlying the new warrants.

The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference in its entirety. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached to this Current Report on Form 8-K as Exhibit 4.2 and incorporated herein by reference in its entirety. The foregoing description of the Form of Warrant is qualified in its entirety by reference to the full text of the Form of Warrant, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference in its entirety.

Settlement Agreement with Joel Pitlor

On February 12, 2013, we entered into a settlement agreement with one of our directors and stockholders, Joel Pitlor (the “Pitlor Settlement Agreement”). Under the terms of the Pitlor Settlement Agreement, we agreed to issue 10,000 shares of our common stock and warrants to purchase 10,000 shares of our common stock as payment in full of any amounts due to Mr. Pitlor under the registration rights agreement we entered into with Mr. Pitlor, and other parties, on February 1, 2007. The warrants to be issued in connection with the Pitlor Settlement Agreement will have an exercise price of $1.50 per share, subject to adjustment, will expire three years from February 12, 2013, and are exercisable in whole or in part, at any time prior to expiration. There are no registration rights associated with the securities being acquired pursuant to the Pitlor Settlement Agreement.

By virtue of Mr. Pitlor’s directorship with us, he is considered a related party of our Company under federal securities law. Our Board of Directors has acknowledged that Mr. Pitlor’s entry into the Pitlor Settlement Agreement is a related party transaction and has approved such transaction.

The foregoing description of the Pitlor Settlement Agreement is qualified in its entirety by reference to the full text of the Pitlor Settlement Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference in its entirety. The foregoing description of the Form of Warrant is qualified in its entirety by reference to the full text of the Form of Warrant, which is attached to this Current Report on Form 8-K as Exhibit 4.3 and incorporated herein by reference in its entirety.

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Settlement Agreement with Arnold Schumsky

On February 12, 2013, we also entered into a settlement agreement with one of our stockholders, Arnold Schumsky (the “Schumsky Settlement Agreement”). The terms of the Schumsky Settlement Agreement and the accompanying Form of Warrant are substantially similar to the terms of the Pitlor Settlement Agreement and the accompanying Form of Warrant. Under the terms of the Schumsky Settlement Agreement, we have agreed to issue 10,000 shares of our common stock and warrants to purchase 10,000 shares of our common stock as payment in full of any amounts due to Mr. Schumsky under the registration rights agreement we entered into with Mr. Schumsky, and other parties, on February 1, 2007 and under the registration rights agreement we entered into with Mr. Schumsky, and other parties, on June 25, 2008. The warrants to be issued in connection with the Schumsky Settlement Agreement will have an exercise price of $1.50 per share, subject to adjustment, will expire three years from February 12, 2013, and are exercisable in whole or in part, at any time prior to expiration. There are no registration rights associated with the securities being acquired pursuant to the Schumsky Settlement Agreement.

The foregoing description of the Schumsky Settlement Agreement is qualified in its entirety by reference to the full text of the Schumsky Settlement Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference in its entirety. The foregoing description of the Form of Warrant is qualified in its entirety by reference to the full text of the Form of Warrant, which is attached to this Current Report on Form 8-K as Exhibit 4.3 and incorporated herein by reference in its entirety.

The securities discussed herein in this Current Report on Form 8-K were offered and issued to a limited number of accredited investors without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions provided by Regulation D promulgated thereunder. Accordingly, the securities issued have not been registered under the Securities Act, and until so registered, the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would unlawful prior to registration or qualification under the securities laws of any state or jurisdiction.

Item 7.01 Regulation FD Disclosure.

Item 8.01 Other Events.

We are excited about the continued development, commercialization, and market acceptance of our new products and technical innovations based upon our unique proprietary technology. As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2012, we accepted an order from a customer to purchase endoscopes for a total purchase amount of $1,032,000 (the “April 2012 Order”). We are continuing to complete pre-production activities to enable shipments against our previously announced orders, including the April 2012 Order, for products incorporating Microprecision™ technology for very small endoscopes and micro medical cameras with diameters on the order of 1 millimeter and smaller. Nearly all validation testing has been successfully completed in connection with the pre-production requirements for the April 2012 Order for small endoscopes. We expect production shipments of this product to begin within the upcoming months.

We have also focused recent operational efforts on sales and marketing activities intended to broaden awareness of the benefits of our new technology platforms, which we believe are ready for general application to medical device projects requiring surgery-grade visualization from sub-millimeter sized devices and handheld 3D endoscopy. During the last two weeks of January, we visited two large medical device companies who are existing customers of ours and conducted successful demonstrations of our latest technology and products. From February 5 through February 7, 2013, we attended the SPIE Photonics West Conference in San Francisco, California, where we exhibited our latest technology, and from February 12 through February 14, 2013, we are exhibiting our technology at the Medical Design & Manufacturing (MD&M) West show located in Anaheim, California. Our new technology has been well received during these recent customer visits and trade shows, which have already resulted in follow on discussions with a number of existing and new potential customers.

This report contains forward-looking statements.  Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities or future events or conditions.  These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by our management.  These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC.  Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

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Item 9.01       Financial Statements and Exhibits

4.1	Form of Warrant to Purchase Shares of Common Stock (Special Situations Settlement), dated February 12, 2013

4.2	Registration Rights Agreement by and among the Company, Special Situations Fund III QP, L.P. and Special Situations Private Equity Fund, L.P., dated February 12, 2013

4.3	Form of Warrant to Purchase Shares of Common Stock (Pitlor and Schumsky Settlement), dated February 12, 2013

10.1	Settlement Agreement by and among the Company, Special Situations Fund III QP, L.P. and Special Situations Private Equity Fund, L.P., dated February 12, 2013

10.2	Settlement Agreement by and between the Company and Joel Pitlor, dated February 12, 2013

10.3	Settlement Agreement by and between the Company and Arnold Schumsky, dated February 12, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Optics Corporation, Inc.
(Registrant)

Date	February 13, 2013

/s/ Joseph N. Forkey
(Signature) Name: Joseph N. Forkey Title: Chief Executive Officer

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